Exhibit 32


                    CERTIFICATIONS OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with this Annual Report on Form 10-K/A of The Ridgewood Energy K Fund, LLC (the "Fund") for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), each of the undersigned officers of the Fund hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:


     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Dated: February 13, 2007                   RIDGEWOOD ENERGY K FUND, LLC

                                By:   /s/  ROBERT E. SWANSON
                                    Name:  Robert E. Swanson
                                   Title:  President and Chief Executive Officer
                                           (Principal Executive Officer)

Dated: February 13, 2007
                                By:   /s/  KATHLEEN P. MCSHERRY
                                    Name:  Kathleen P. McSherry
                                   Title:  Senior Vice President and Chief
                                           Financial Officer
                                           (Principal Financial and Accounting
                                           Officer)



A signed original of this written statement or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to Ridgewood Energy K Fund, LLC and will be retained by Ridgewood Energy K Fund, LLC and furnished to the Securities and Exchange Commission or its staff upon request. The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this report or as a separate disclosure document.